UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04400

T. Rowe Price Equity Income Fund

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1. Report to Shareholders

Equity Income Fund	December 31, 2015

The views and opinions in this report were current as of December 31, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. stocks endured a volatile 2015 as investors awaited the timing of the first Fed tightening and fears about the global growth outlook intensified over the course of the year. Mounting evidence of economic weakness in China, sluggish growth overseas, and a collapse in commodities prices added to uncertainty about the timing of the Federal Reserve’s first rate hike since 2006. The S&P 500 Index edged slightly higher in 2015, driven entirely by dividends.

The Equity Income Fund returned -5.15% and -6.66% for the six and 12 months ended December 31, 2015, respectively. The fund underperformed the S&P 500, which added 0.15% and 1.38% over the same periods. The fund also lagged the returns of its peer group, the Lipper Equity Income Funds Index, for both periods. (Returns for the Advisor and R Class shares reflect their different fee structures.) Stock selection in the consumer discretionary sector detracted significantly from absolute and relative returns, as did stock selection in the energy sector, where many of our holdings posted double-digit losses as oil and gas prices plunged. On the other hand, our stock selection in the industrials and business services sector added value.

MARKET ENVIRONMENT

After posting a small gain in the first half of 2015, U.S. stocks fell into correction territory for the first time since 2011 following China’s surprise decision to devalue its currency in August. The yuan’s depreciation reverberated across currency markets, pushing many emerging markets currencies to record lows against the dollar. Commodity prices came under significant selling pressure due to oversupply in many of these markets, and U.S. crude oil prices fell below $40 a barrel for the first time since 2009. The sell-off in commodities and emerging markets assets revived longstanding worries about slowing global growth and its potential impact on U.S. corporate earnings. Though U.S. stocks recovered from August’s sell-off, volatility returned in the final weeks of 2015 as oil entered another downturn. The dollar surged against most currencies over the year as the Fed drew closer to a widely expected rate hike at the end of 2015. Because a relatively strong dollar hurts the profitability of U.S. companies doing business overseas, its appreciation added to concerns about slowing earnings growth.

For the year, the S&P 500 Index added 1.38%, including dividends—its smallest total return since 2008 and ending three years of double-digit gains. Excluding dividends, the S&P 500 returned -0.70%—its worst annual performance since 2008. Declining and advancing sectors in the S&P 500 were evenly matched. Consumer discretionary was the best performer, with a roughly 10% gain. Energy stocks fared the worst, falling about 21% as U.S. oil prices plunged 30% for the year to end at roughly $37 a barrel.

PORTFOLIO REVIEW

Before launching into a discussion of your fund’s performance and positioning, I would like to introduce myself as the new portfolio manager of the Equity Income Fund. I assumed management of the fund on November 1, 2015, after Brian Rogers, who oversaw the Equity Income Fund since its 1985 inception, stepped down from his portfolio management duties. My investment career has spanned 26 years, the last 17 of which have been at T. Rowe Price. I have been a co-portfolio manager of T. Rowe Price’s Institutional Large-Cap Value Fund since 2000 and managed T. Rowe Price’s Value Fund from 2003 to 2009. Most recently, before becoming portfolio manager of the Equity Income Fund, I served as the firm’s Head of U.S. Equity for over four years.

Working alongside me is Heather McPherson, who has joined the Equity Income Fund team as associate portfolio manager. Heather is a co-portfolio manager of T. Rowe Price’s Large-Cap Value Equity Strategy, a member of the global equity research team, and a 13-year veteran of the firm. Together, we draw upon the considerable talents of T. Rowe Price’s global equity research team encompassing roughly 150 research analysts in our offices around the world. Their collective knowledge and insights play a crucial role in determining the investments held by the Equity Income Fund, and I am grateful to each of the analysts for their contributions. Though I am the fund’s ultimate decision maker, I rely on the efforts of Heather and the firm’s research platform to assist me in managing your fund.

The Equity Income Fund’s investment objective and strategy remain unchanged. We seek to buy well-established, large-cap companies that typically have a strong record of paying dividends and that appear to be undervalued by the market. Due to our focus on both valuation and dividend yield, the fund’s holdings tend to be solid, higher-quality companies going through a period of underperformance. As of December 31, 2015, the dividend yield of the Equity Income Fund was 2.95%, compared with the 2.13% dividend yield of the S&P 500. Most of our holdings are U.S. companies, though we will look for opportunities globally provided that the company meets our very selective investment criteria. We are bottom-up investors, meaning that we select stocks based on their individual merits as opposed to broader market or economic trends.

Turning to your fund’s 2015 performance, stock selection in the consumer discretionary sector detracted significantly from absolute and relative returns. Macy’s was a large detractor as the department store chain’s sales slowed after years of strong growth, leading an activist investor to acquire a sizable stake in the retailer and press for changes in how it does business. Macy’s many strengths include strong free cash flow, solid management, and good leverage with its suppliers. The company owns the real estate for many of its stores, including its locations at Herald Square in New York City and Union Square in San Francisco. We believe that Macy’s current share price does not fully reflect the value of these holdings. Given the weakness in its shares and pressure from activists, we believe that Macy’s will take steps to improve operating performance and unlock value. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We did score some success in the consumer discretionary sector with Cablevision Systems and Carnival, both of which ranked among the year’s top contributors. Shares of Cablevision, a New York metropolitan area cable TV and Internet service provider, surged in September after it agreed to be acquired by European cable company Altice for a hefty premium. Meanwhile, shares of Carnival rose this year as the cruise line operator recovered from a string of high-profile problems at sea and benefited from lower fuel costs, booking strength, and higher pricing. We eliminated our position in Cablevision and reduced our position in Carnival following the strong performance in each.

Our energy holdings weighed on performance as oil and natural gas prices tumbled. Oil and gas exploration and production companies Consol Energy, Hess, and Apache, as well as global oil majors Royal Dutch Shell and Chevron, ranked among the year’s biggest detractors. Given our view that oil prices will remain volatile over the intermediate term, we favor energy companies with strong balance sheets, access to low-cost sources of oil and natural gas, and lower cost structures. Apache, Chevron, and Royal Dutch Shell remain large positions, as we believe that these companies have strong balance sheets and attractive dividend yields. However, we eliminated our position in Consol Energy over concerns about the strength of the company’s balance sheet.

We added value through our stock selection in the industrials and business services sector, which produced several of the fund’s top performers. Top contributors in this segment included industrial conglomerate GE, aircraft maker Boeing, and defense industry contractor Harris, all of which posted double-digit returns in 2015. GE shares climbed after the company announced plans to shed most of its financing unit, which we regard as a positive move that will result in a simpler company more focused on industrial businesses. Boeing shares advanced as it reported better-than-expected earnings on buoyant commercial jet demand. We still have a positive view of Boeing due to its healthy order backlog, consistent track record of dividend growth, and strong free cash flow-generating ability. Harris shares rose as the company benefited from demand for its military radios as defense departments in several countries upgraded their communications systems. We maintain large positions in GE and Boeing, which rank among the fund’s biggest investments, as seen in the Twenty-Five Largest Holdings table on page 9.

OUTLOOK

Stock market volatility surged near the end of 2015 as worries grew about China’s slowdown and the collapse in commodities prices. Those headwinds show few signs of abating in the coming months, and we anticipate that heightened volatility will persist for some time. The plunge in oil and other commodities has spurred recession-like conditions for many companies in the energy and industrials and business services sectors. We are concerned that the effects of the Fed’s December 16 rate hike—its first in nine years—could undermine the economy’s growth momentum. Finally, the strong dollar has left many emerging markets vulnerable to greater capital outflows and higher borrowing costs at a time when their economies are already slowing, which could hurt profitability for U.S. companies.

There are reasons to be optimistic about the U.S. market. Wage growth has lately picked up after barely budging for most of the recovery, and unemployment has steadily declined over the past year. The strong dollar and slumping oil prices have curbed inflation, which remains well below the Fed’s 2% target. Furthermore, the collapse in energy prices has benefited consumers as lower oil prices translate into greater purchasing power. Household and corporate balance sheets have improved as the economy has strengthened. In the corporate sector, merger and acquisition activity has picked up dramatically, and many companies are aggressively repurchasing their own shares. These dynamics are positive for the health of the U.S. market.

We believe that market valuations are, for the most part, neutral and are trading at levels comparable with their longer-term averages. Given neutral valuations and the push-pull of positive and negative forces on the market, we anticipate that 2016 will be a choppy year for the market and expect modest returns for U.S. stocks. Sharp market swings can be unsettling for many investors. However, volatility is a long-term investor’s friend since it yields better stock-picking opportunities for active managers by allowing us to buy fundamentally strong companies at lower prices. The market’s recent pullback has pushed valuations for many companies to more attractive levels. We look forward to taking advantage of volatility and buying undervalued, high-dividend-yielding stocks at more attractive prices in the coming months.

Finally, I would like to congratulate Brian Rogers for his excellent stewardship of the Equity Income Fund over its first 30 years. Though Brian is retiring as portfolio manager, he remains on the fund’s Investment Advisory Committee, and we will continue to draw upon his investment expertise. The long-term track record of Equity Income Fund is outstanding; over Brian’s 30-year tenure since its inception, the fund posted an annualized return of 10.69%. Brian is an incredibly talented investor, and I have learned a great deal from him during my 17 years at T. Rowe Price. He is one of the most respected value investors of his generation, and his shoes are big ones to fill. Please know that Heather and I will be working hard to build upon Brian’s legacy. To do so, we will strive to do what Brian has done so well for so long, which is to invest in companies benefiting from a confluence of compelling valuations, attractive fundamentals, and strong dividend yields.

We greatly appreciate your confidence and thank you for investing with T. Rowe Price.

Respectfully submitted,

John D. Linehan
President of the fund and chairman of its Investment Advisory Committee

Heather McPherson
Associate portfolio manager

January 16, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

GLOSSARY

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Earnings growth rate – current fiscal year: Measures the annualized percent change in earnings per share from the prior fiscal year to the current fiscal year.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price-to-earnings (P/E) ratio – current fiscal year: A valuation measure calculated by dividing the price of a stock by its reported earnings per share from the latest fiscal year. The ratio is a measure of how much investors are willing to pay for the company’s earnings. The higher the P/E, the more investors are paying for the company’s current earnings.

Price-to-earnings (P/E) ratio – next fiscal year: A valuation measure calculated by dividing the price of a stock by its estimated earnings for the next fiscal year. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for the company’s expected earnings growth in the next fiscal year.

Price-to-earnings (P/E) ratio – 12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for the company’s earnings growth in the next 12 months.

Projected earnings growth rate (IBES): A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Brokers’ Estimate System, which is commonly referred to as IBES.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/15
GE	3.4%
JPMorgan Chase	3.3
ExxonMobil	2.3
Microsoft	2.2
Johnson & Johnson	2.1
Pfizer	2.1
Boeing	2.0
Bank of America	1.7
MetLife	1.6
Verizon Communications	1.6
Apache	1.5
EI du Pont de Nemours	1.4
Chevron	1.4
Morgan Stanley	1.4
Bristol-Myers Squibb	1.4
Northern Trust	1.4
Royal Dutch Shell	1.3
Mattel	1.3
Marsh & McLennan	1.3
Merck	1.3
Wells Fargo	1.3
Applied Materials	1.3
Loews	1.2
American Express	1.2
Harris	1.2
Total	42.2%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has four share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	Year Ended 12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
NET ASSET VALUE					
Beginning of period	$ 32.80	$ 32.84	$ 26.45	$ 23.06	$ 23.69
Investment activities					
Net investment income(1)	0.63(2)	0.64(2)	0.54(2)	0.55(2)	0.47(2)
Net realized and unrealized gain / loss	(2.84)	1.76	7.24	3.40	(0.65)
Total from investment activities	(2.21)	2.40	7.78	3.95	(0.18)
Distributions					
Net investment income	(0.65)	(0.66)	(0.54)	(0.56)	(0.45)
Net realized gain	(1.48)	(1.78)	(0.85)	–	–
Total distributions	(2.13)	(2.44)	(1.39)	(0.56)	(0.45)
NET ASSET VALUE					
End of period	**$ 28.46**	**$ 32.80**	**$ 32.84**	**$ 26.45**	**$ 23.06**

Ratios/Supplemental Data

Total return(3)	**(6.66)%(2)**	**7.49%(2)**	**29.75%(2)**	**17.25%(2)**	**(0.72)%(2)**
Ratio of total expenses to average net assets	0.66%(2)	0.66%(2)	0.67%(2)	0.68%(2)	0.68%(2)
Ratio of net investment income to average net assets	1.98%(2)	1.92%(2)	1.77%(2)	2.20%(2)	2.00%(2)
Portfolio turnover rate	27.2%	9.7%	9.5%	15.6%	15.3%
Net assets, end of period (in millions)	$ 21,935	$ 28,254	$ 26,851	$ 22,111	$ 19,348

(1) Per share amounts calculated using average shares outstanding method.

(2) See Note 6. Excludes expenses permanently waived 0.00%, 0.00%, 0.00%, 0.00%, and 0.00% of average net assets for the years ended 12/31/15, 12/31/14, 12/31/13, 12/31/12 and 12/31/11 respectively, related to investments in T. Rowe Price mutual funds.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Advisor Class

	Year Ended 12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
NET ASSET VALUE					
Beginning of period	$ 32.74	$ 32.77	$ 26.39	$ 23.01	$ 23.64
Investment activities					
Net investment income(1)	0.53(2)	0.56(2)	0.45(2)	0.49(2)	0.42(2)
Net realized and unrealized gain / loss	(2.82)	1.74	7.24	3.38	(0.65)
Total from investment activities	(2.29)	2.30	7.69	3.87	(0.23)
Distributions					
Net investment income	(0.57)	(0.55)	(0.46)	(0.49)	(0.40)
Net realized gain	(1.48)	(1.78)	(0.85)	–	–
Total distributions	(2.05)	(2.33)	(1.31)	(0.49)	(0.40)
NET ASSET VALUE					
End of period	**$ 28.40**	**$ 32.74**	**$ 32.77**	**$ 26.39**	**$ 23.01**

Ratios/Supplemental Data

Total return(3)	**(6.92)%(2)**	**7.18%(2)**	**29.44%(2)**	**16.92%(2)**	**(0.94)%(2)**
Ratio of total expenses to average net assets	0.93%(2)	0.93%(2)	0.94%(2)	0.93%(2)	0.92%(2)
Ratio of net investment income to average net assets	1.68%(2)	1.66%(2)	1.49%(2)	1.95%(2)	1.78%(2)
Portfolio turnover rate	27.2%	9.7%	9.5%	15.6%	15.3%
Net assets, end of period (in millions)	$ 686	$ 1,392	$ 2,561	$ 2,092	$ 1,932

(1) Per share amounts calculated using average shares outstanding method.

(2) See Note 6. Excludes expenses permanently waived 0.00%, 0.00%, 0.00%, 0.00%, and 0.00% of average net assets for the years ended 12/31/15, 12/31/14, 12/31/13, 12/31/12 and 12/31/11 respectively, related to investments in T. Rowe Price mutual funds.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

R Class

	Year Ended 12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
NET ASSET VALUE					
Beginning of period	$ 32.67	$ 32.72	$ 26.36	$ 22.98	$ 23.60
Investment activities					
Net investment income[1]	0.45[2]	0.46[2]	0.37[2]	0.42[2]	0.34[2]
Net realized and unrealized gain / loss	(2.82)	1.75	7.22	3.38	(0.64)
Total from investment activities	(2.37)	2.21	7.59	3.80	(0.30)
Distributions					
Net investment income	(0.47)	(0.48)	(0.38)	(0.42)	(0.32)
Net realized gain	(1.48)	(1.78)	(0.85)	–	–
Total distributions	(1.95)	(2.26)	(1.23)	(0.42)	(0.32)
NET ASSET VALUE					
End of period	**$ 28.35**	**$ 32.67**	**$ 32.72**	**$ 26.36**	**$ 22.98**

Ratios/Supplemental Data

Total return[3]	**(7.18)%**[2]	**6.91%**[2]	**29.07%**[2]	**16.62%**[2]	**(1.24)%**[2]
Ratio of total expenses to average net assets	1.19%[2]	1.19%[2]	1.20%[2]	1.22%[2]	1.21%[2]
Ratio of net investment income to average net assets	1.44%[2]	1.39%[2]	1.23%[2]	1.65%[2]	1.47%[2]
Portfolio turnover rate	27.2%	9.7%	9.5%	15.6%	15.3%
Net assets, end of period (in thousands)	$ 203,518	$ 353,908	$ 351,544	$ 270,641	$ 243,083

(1) Per share amounts calculated using average shares outstanding method.

(2) See Note 6. Excludes expenses permanently waived 0.00%, 0.00%, 0.00%, 0.00%, and 0.00% of average net assets for the years ended 12/31/15, 12/31/14, 12/31/13, 12/31/12 and 12/31/11 respectively, related to investments in T. Rowe Price mutual funds.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 97.3%		
CONSUMER DISCRETIONARY 9.8%		
Auto Components 0.8%		
Johnson Controls	4,425,000	174,743
		174,743
Automobiles 0.9%		
Ford Motor	2,275,000	32,055
General Motors	4,900,006	166,649
		198,704
Distributors 0.0%		
Genuine Parts	95,000	8,159
		8,159
Hotels, Restaurants & Leisure 1.7%		
Carnival	3,825,000	208,386
Las Vegas Sands	3,825,000	167,688
		376,074
Leisure Products 1.3%		
Mattel	11,210,000	304,576
		304,576
Media 3.4%		
Comcast, Class A	3,175,000	179,165
News Corp, Class A	8,500,000	113,560
Time Warner	691,033	44,689
Twenty-First Century Fox	4,078,288	111,052
Twenty-First Century Fox, Class A	5,672,563	154,067
Viacom, Class B	870,000	35,809
Walt Disney	1,375,000	144,485
		782,827

Multiline Retail 1.5%		
Kohl's	4,622,700	220,179
Macy's	3,516,200	122,997
		343,176
Specialty Retail 0.2%		
Staples	5,749,100	54,444
		54,444
Total Consumer Discretionary		2,242,703
CONSUMER STAPLES 3.7%		
Beverages 1.0%		
PepsiCo	2,300,000	229,816
		229,816
Food & Staples Retailing 0.7%		
Wal-Mart	2,807,500	172,100
		172,100
Food Products 1.8%		
Archer-Daniels-Midland	6,425,000	235,669
Kellogg	1,746,500	126,220
McCormick	525,000	44,919
		406,808
Personal Products 0.2%		
Avon	10,332,400	41,846
		41,846
Total Consumer Staples		850,570
ENERGY 10.6%		
Oil, Gas & Consumable Fuels 10.6%		
Anadarko Petroleum	2,066,000	100,366
Apache	7,495,000	333,303

Consumer Finance 1.2%		
American Express	4,025,000	279,939
		279,939
Insurance 5.9%		
Chubb	1,223,600	162,298
Loews	7,375,000	283,200
Marsh & McLennan	5,420,000	300,539
MetLife	7,599,300	366,362
Sun Life Financial	3,257,800	101,643
Willis Towers Watson	1,107,400	53,787
XL Group	1,762,300	69,047
		1,336,876
Real Estate Investment Trusts 2.0%		
Digital Realty Trust, REIT	1,640,000	124,017
Macerich Company, REIT	340,400	27,467
Rayonier, REIT	4,898,300	108,742
Weyerhaeuser, REIT	6,466,789	193,874
		454,100
Total Financials		5,639,330
HEALTH CARE 9.4%		
Biotechnology 0.6%		
Gilead Sciences	1,250,000	126,488
		126,488
Health Care Equipment & Supplies 0.2%		
Becton, Dickinson & Company	357,800	55,133
		55,133
Health Care Providers & Services 1.1%		
Anthem	1,772,382	247,141
		247,141

Pharmaceuticals 7.5%		
Bristol-Myers Squibb	4,520,000	310,931
GlaxoSmithKline (GBP)	7,850,000	158,554
Johnson & Johnson	4,672,800	479,990
Merck	5,610,000	296,320
Pfizer	14,525,000	468,867
		1,714,662
Total Health Care		2,143,424
INDUSTRIALS & BUSINESS SERVICES 13.8%		
Aerospace & Defense 3.4%		
Boeing	3,145,000	454,736
Harris	3,195,000	277,645
United Technologies	489,400	47,017
		779,398
Air Freight & Logistics 1.0%		
UPS, Class B	2,450,000	235,764
		235,764
Airlines 0.2%		
Southwest Airlines	1,281,300	55,173
		55,173
Commercial Services & Supplies 0.7%		
Tyco International	4,746,800	151,375
		151,375
Electrical Equipment 1.2%		
Eaton	131,750	6,856
Emerson Electric	5,325,000	254,695
		261,551

Industrial Conglomerates 3.4%		
GE	25,150,000	783,422
		783,422
Machinery 3.1%		
Cummins	775,000	68,208
Deere	2,624,500	200,171
Illinois Tool Works	2,800,000	259,504
Pentair	3,620,000	179,298
		707,181
Road & Rail 0.8%		
Canadian Pacific Railway	450,000	57,420
Union Pacific	1,455,000	113,781
		171,201
Total Industrials & Business Services		3,145,065
INFORMATION TECHNOLOGY 10.2%		
Communications Equipment 2.3%		
Cisco Systems	9,670,000	262,589
Qualcomm	5,232,700	261,556
		524,145
Electronic Equipment, Instruments & Components 0.2%		
TE Connectivity	700,000	45,227
		45,227
IT Services 0.1%		
IBM	175,000	24,084
		24,084
Semiconductor & Semiconductor Equipment 3.0%		
Analog Devices	3,100,000	171,492
Applied Materials	15,350,000	286,585

Texas Instruments	4,125,000	226,091
		684,168
Software 2.7%		
CA	3,450,000	98,532
Microsoft	9,245,000	512,913
		611,445
Technology Hardware, Storage & Peripherals 1.9%		
Dell, Acquisition Date: 6/13 - 10/12/12, Cost $191,025 (1)(2)(3)	16,500,000	226,875
EMC	6,670,000	171,285
Western Digital	875,000	52,544
		450,704
Total Information Technology		2,339,773
MATERIALS 4.5%		
Chemicals 1.4%		
El du Pont de Nemours	4,775,000	318,015
		318,015
Construction Materials 0.9%		
Vulcan Materials	2,180,000	207,035
		207,035
Containers & Packaging 1.3%		
International Paper	6,600,000	248,820
Westrock	750,000	34,215
		283,035
Metals & Mining 0.9%		
Nucor	5,278,100	212,707
		212,707
Total Materials		1,020,792

PG&E	4,018,426	213,740
		431,356
Total Utilities		1,726,047
Total Common Stocks (Cost $17,584,205)		22,209,382
CORPORATE BONDS 0.0%		
Valeant Pharmaceuticals, 5.875%, 5/15/23 (4)	10,000,000	8,950
Total Corporate Bonds (Cost $8,207)		8,950
BOND MUTUAL FUNDS 0.6%		
T. Rowe Price Institutional Floating Rate Fund, 4.48% (5)(6)	14,551,026	141,872
Total Bond Mutual Funds (Cost $143,840)		141,872
SHORT-TERM INVESTMENTS 2.1%		
Money Market Funds 2.1%		
T. Rowe Price Reserve Investment Fund, 0.22% (5)(7)	480,181,638	480,182
Total Short-Term Investments (Cost $480,182)		480,182
Total Investments in Securities 100.0% of Net Assets (Cost $18,216,434)		**$ 22,840,386**

‡ Shares are denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) Level 3 in fair value hierarchy. See Note 2.
(3) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $226,875 and represents 1.0% of net assets.
(4) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $8,950 and represents 0.0% of net assets.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/15	12/31/14
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 526,118	$ 568,769
Net realized gain	1,724,531	1,666,896
Change in net unrealized gain / loss	(4,064,376)	(72,468)
Increase (decrease) in net assets from operations	(1,813,727)	2,163,197
Distributions to shareholders		
Net investment income		
Investor Class	(508,553)	(538,623)
Advisor Class	(17,316)	(34,453)
R Class	(3,766)	(5,137)
Net realized gain		
Investor Class	(1,099,318)	(1,462,375)
Advisor Class	(37,190)	(72,804)
R Class	(10,473)	(18,574)
Decrease in net assets from distributions	(1,676,616)	(2,131,966)
Capital share transactions*		
Shares sold		
Investor Class	2,112,381	3,926,403
Advisor Class	126,586	278,959
R Class	45,934	91,844
I Class	6,480	–
Distributions reinvested		
Investor Class	1,541,612	1,918,460
Advisor Class	53,716	104,573
R Class	14,156	23,527
Shares redeemed		
Investor Class	(6,641,932)	(4,426,150)
Advisor Class	(761,993)	(1,597,511)
R Class	(176,439)	(113,827)
I Class	(3)	–
Increase (decrease) in net assets from capital share transactions	(3,679,502)	206,278

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Equity Income Fund (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks a high level of dividend income and long-term capital growth primarily through investments in stocks. The fund has four classes of shares: the Equity Income Fund original share class, referred to in this report as the Investor Class, offered since October 31, 1985; the Equity Income Fund–Advisor Class (Advisor Class), offered since March 31, 2000; the Equity Income Fund–R Class (R Class), offered since September 30, 2002; and the Equity Income Fund–I Class (I Class), offered since December 17, 2015. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class quarterly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $414,000 for the year ended December 31, 2015.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2015, the fund realized $23,763,000 of net gain on $47,210,000 of in-kind redemptions.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Trustees (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2015:

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2015.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2015. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2015, totaled $0 for the year ended December 31, 2015.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2015, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of December 31, 2015, the fund held no derivative instruments.

Additionally, during the year ended December 31, 2015, the fund recognized $9,780,000 of gain on equity derivatives, included in realized gain (loss) on Futures on the accompanying Statement of Operations.

Futures Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2015, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $6,993,876,000 and $10,262,416,000, respectively, for the year ended December 31, 2015

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in-kind and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. For the year ended December 31, 2015, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2015 and December 31, 2014, were characterized for tax purposes as follows:

At December 31, 2015, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. In accordance with federal tax laws applicable to investment companies, specified net losses realized between November 1 and December 31 are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and a group fee. The individual fund fee is equal to 0.25% of the fund’s average daily net assets up to $15 billion and 0.21% of the fund’s average daily net assets in excess of $15 billion. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31 2015, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, borrowing-related expenses, taxes, brokerage commissions, and extraordinary expenses, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April, 30, 2018, and may be renewed, revised or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit. However, no repayment will be made more than three years after the date of a payment or waiver. Pursuant to this agreement, less than $1,000 of expenses were waived/paid by Price Associates during the period ended December 31, 2015 and remain subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the year ended December 31, 2015, expenses incurred pursuant to these service agreements were $107,000 for Price Associates; $5,661,000 for T. Rowe Price Services, Inc.; and $7,113,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Trustees, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2015, the fund was charged $440,000 for shareholder servicing costs related to the college savings plans, of which $257,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2015, approximately 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2015, the fund was allocated $1,628,000 of Spectrum Funds’ expenses, of which $1,104,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2015, approximately 6% of the outstanding shares of the Investor Class were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds (Price Funds) as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. Each underlying Price Fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying Price Fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying Price Fund related to the fund’s investment therein. Annual management fee rates and amounts waived related to investments in the underlying Price Fund(s) for the year ended December 31, 2015, are as follows:

As of December 31, 2015, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 8,843 shares of the I Class representing less than 1% of the fund’s net assets.

NOTE 7 - LITIGATION

The fund is a named defendant or in a class of defendants in a lawsuit that the Unsecured Creditors Committee (the Committee) of the Tribune Company has filed in Delaware bankruptcy court. The Committee is seeking to recover all payments made to beneficial owners of common stock in connection with a leveraged buyout of Tribune, including those made in connection with a 2007 tender offer in which the fund participated. The fund also is named as a defendant or included in a class of defendants in parallel litigation, which has been dismissed by the district court and is currently on appeal, asserting state law constructive fraudulent transfer claims to recover stock redemption payments made to shareholders. The complaints allege no misconduct by the fund, and management intends to vigorously defend the lawsuits. The value of the proceeds received by the fund is $312,460,000 (1.37% of net assets), and the fund will incur legal expenses. Management is currently assessing the case and has not yet determined the effect, if any, on the fund’s net assets and results of operations.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
T. Rowe Price Equity Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Equity Income Fund (the “Fund”) at December 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2016

Tax Information (Unaudited) for the Tax Year Ended 12/31/15

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$32,262,000 from short-term capital gains,
●	$1,426,350,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $526,030,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $526,030,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Trustees and Officers

Your fund is overseen by a Board of Trustees (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” trustees are employees or officers of T. Rowe Price. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund trustees and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to present); Director,
2009	Novartis, Inc. (2009 to 2014); Director, IBM (2007 to present)
[181]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
2001	present); Director and Advisory Board Member, Deutsche Bank North
[181]	America (2004 to present); Director, Under Armour (2008 to present);
Director, Vornado Real Estate Investment Trust (2004 to 2012)

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial
(1951)	Realty Trust, an owner and operator of industrial properties (2009 to
2013	present); Chairman of the Board (2005 to present) and Director (1999
[181]	to present), Starwood Hotels & Resorts, a hotel and leisure company

Robert J. Gerrard, Jr.	Chairman of the Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc., a provider of wireless voice and data services for
2012	telecommunications companies (2008 to 2011); Advisory Board
[181]	Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997
to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives, Black & Decker Corporation
2013	(2004 to 2010)
[181]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC, a
2012	nonprofit education and social policy research organization (2011 to
[181]	present); Member, National Academy of Education (2010 to present);
Research Associate, National Bureau of Economic Research’s Labor
Studies Program (2011 to present); Member, President’s Council of
Economic Advisers (2009 to 2011); Chair of Committee on the Status
of Minority Groups in the Economic Profession, American Economic
Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[181]	General Growth Properties, Inc. (2010 to 2013); Director, Blackstone
Mortgage Trust, a real estate financial company (2012 to present);
Director and Chairman of the Board, Brixmor Property Group, Inc.
(2013 to present); Director, Hilton Worldwide (2013 to present);
Director, Hudson Pacific Properties (2014 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present)
2009
[181]

*Each independent trustee serves until retirement, resignation, or election of a successor.

Inside Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[181]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[127]	Trust Company; Vice President, Equity Income Fund

*Each inside trustee serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Equity Income Fund	Principal Occupation(s)

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Ryan N. Burgess, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Andrew M. Brooks (1956)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Jon M. Friar (1982)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, summer intern, T. Rowe
Price (to 2011)

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

David R. Giroux, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Thomas J. Huber, CFA (1966)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Dominic Janssens (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Nina P. Jones, CPA (1980)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

Heather K. McPherson, CPA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

John M. Williams (1982)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Jeffrey T. Zoller (1970)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	International, and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,158,000 and $2,283,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Equity Income Fund

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date February 17, 2016